Exhibit 31.2
CERTIFICATION PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Jeffrey A. Agosta, certify that:
     1. I have reviewed this annual report on Form 10-K/A of Devon Energy Corporation; and
     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Jeffrey A. Agosta
Jeffrey A. Agosta
Chief Financial Officer

Date: August 18, 2010

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